UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2013

SOUTHEASTERN BANK FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-24172 (Commission File Number)	58-2005097 (I.R.S. Employer Identification No.)

3530 Wheeler Road, Augusta, Georgia 30909
(Address of Principal Executive Offices)

(706) 738-6990
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2013, Georgia Bank & Trust Company of Augusta (the “Bank”), a wholly owned subsidiary of the Registrant, entered into a Fourth Amendment to Supplemental Executive Retirement Benefits Agreement (the “Amendment”) with Darrell R. Rains, the Chief Financial Officer of the Registrant and the Bank.   The Amendment provides for an increased retirement benefit at age 65 and a revised schedule of limited retirement benefits in the event of early retirement between ages 55 and 65.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit 10.1:	Fourth Amendment to Supplemental Executive Retirement Benefits Agreement between Georgia Bank & Trust Company of Augusta and Darrell R. Rains dated March 5, 2013

[Signature on next page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANK FINANCIAL CORPORATION

DATE: March 9, 2013	By:	/s/ Darrell R. Rains
Darrell R. Rains
Chief Financial Officer